UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 23, 1999

DIGITAL VIDEO SYSTEMS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Commission file number 0-28472

             DELAWARE                                                                                       77-0333728
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)                       (I.R.S. EMPLOYER IDENTIFICATION NO.)

280 HOPE STREET
MOUNTAIN VIEW, CA 94041
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE INCLUDING ZIP CODE)

(650) 564-9699
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

     This Amendment No. 2 to Form 8-K supplements the current report on Form 8-K filed with the Securities and Exchange Commission on July 1, 1999.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

    In connection with its audit for the fiscal year ended March 31, 1997 there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference thereto in their report on the financial statements for such years.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGITAL VIDEO SYSTEMS, INC.

(Registrant)

By:	/s/ Mali Kuo

Mali Kuo
Chief Executive Officer

August 23, 1999